UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    September 26, 2007

Matritech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12128	04-2985132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Nevada Street, Newton, Massachusetts	02460
(Address of principal executive offices)	(Zip Code)

(617) 928-0820

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02    Termination of a Material Definitive Agreement.

On September 26, 2007, Matritech, Inc. and Sysmex Corporation entered into a Termination Agreement providing for the immediate termination of the Exclusive License and Exclusive Supply Agreement between them dated November 20, 2002 (the “Exclusive Agreement”).  The Exclusive Agreement contemplated that Sysmex would bring to market by the end of 2007 a product incorporating Matritech’s NMP179® technology.  Both parties recognized that, despite Sysmex’ efforts, no product incorporating the NMP179 technology was close to market launch, the market opportunity for cervical cancer testing had changed markedly since the Exclusive Agreement was executed and, given the technical and commercial hurdles, the future prospects for a Sysmex cervical cancer test using NMP179 technology were uncertain.

The Termination Agreement terminates all rights and obligations of the parties, including the termination of all license rights previously granted to Sysmex by Matritech, except as specifically contained in the Termination Agreement.  The Termination Agreement also requires Sysmex to cease use of all NMP179 antibodies and reagents and to certify destruction of any remaining supplies.  By November 15, 2007, Sysmex will make a final payment of $16,667 to Matritech and Matritech will release restrictions on the shares of Matritech common stock purchased by Sysmex under the Exclusive Agreement.  The escrow agreement among Sysmex, Matritech and American Tissue Culture Collection is also being terminated with a return of the escrowed material to Matritech.  The Termination Agreement contains mutual releases between the parties. A copy of the Termination Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.  The description of the Termination Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to this document.

On September 28, 2007, Matritech issued a press release announcing the termination of the Exclusive Agreement with Sysmex.  A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Termination Agreement by and between Sysmex Corporation and Matritech, Inc. dated September 28, 2007

99.1	Press Release issued by Matritech, Inc. on September 28, 2007 announcing the termination of its License and Supply Agreement with Sysmex Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRITECH, INC.

Date October 2, 2007	By:	/s/ Stephen D. Chubb
Name: Stephen D. Chubb
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Termination Agreement by and between Sysmex Corporation and Matritech, Inc. dated September 28, 2007

99.1	Press Release issued by Matritech, Inc. on September 28, 2007 announcing the termination of its License and Supply Agreement with Sysmex Corporation